Exhibit 10.1

SECOND AMENDMENT dated as of February 27, 2009 (this “Amendment”), to the CREDIT AGREEMENT dated as of August 15, 2008, as heretofore amended (as so amended, the “Credit Agreement”), among CEPHALON, INC., a Delaware corporation, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2.  Amendments to the Credit Agreement.  (a) Section 1.01 of the Credit Agreement is hereby amended to insert the following defined terms in the appropriate alphabetical order:

“Arana” means Arana Therapeutics Limited, an Australian company limited by shares.

“Permitted Arana Acquisition” means the purchase or other acquisition by the Borrower or any Subsidiary Loan Party of Equity Interests in Arana if, at the time of and immediately after giving effect to any such purchase or other acquisition, (a) no Default shall have occurred and be continuing and (b) the Borrower shall be in compliance with the covenants set forth in Sections 6.12, 6.13 and 6.14, in each case determined on a pro forma basis in a manner consistent with Section 1.04(b) solely to give effect to the incurrence of Indebtedness, if any, by the Borrower or any Subsidiary in connection with such purchase or other acquisition.

“Permitted Arana Disposition” means any sale, transfer or other disposition of the Equity Interests in Arana acquired by the Borrower or any Subsidiary Loan Party in a Permitted Arana Acquisition, provided that Arana is not at the time thereof, and shall not have been at any time prior to the time thereof, a Subsidiary.

(b)           Section 6.04 of the Credit Agreement is hereby amended as follows:

(i)            clause (n) thereof is amended to replace the reference to “$30,000,000” therein with a reference to “$50,000,000”;

(ii)           the word “and” immediately before clause (w) thereof is deleted;

(iii)          the period at the end of clause (w) thereof is replaced with “; and”; and

(iv)          the following new clause is inserted at the end thereof:

“(x)         any Permitted Arana Acquisition.”

(c)  Section 6.05 of the Credit Agreement is hereby amended to (i) delete the word “and” immediately before clause (e) of such Section, (ii) replace the period at the end of clause (e) of such Section with “; and” and (iii) insert at the end of such Section the following new clause:

“(f)          any Permitted Arana Disposition.”

SECTION 3.  Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and to each of the Lenders, as of the Amendment Effective Date (as defined below), that:

(a)  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action.  This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended by this Amendment, constitutes legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of the Borrower and the Subsidiary Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except in the case of any such representation or warranty that expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

(c)  On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

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SECTION 4.  Effectiveness.  This Amendment shall become effective, as of the date first above written, on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower and Lenders constituting at least the Required Lenders, provided that the Administrative Agent shall have received all fees and other amounts due and payable to it or any of its Affiliates on or prior to the Amendment Effective Date, including reimbursement of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed by the Borrower under the Credit Agreement.

SECTION 5.  Effect of Amendment.  (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)           On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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SECTION 9.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10.  Fees and Expenses.  Without limiting the Borrower’s obligations under Section 9.03 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.  The Borrower agrees to pay on the Amendment Effective Date to the Administrative Agent, (a) for the account of each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) on or prior to the time specified by the Administrative Agent, an amendment fee in an amount equal to 0.10% of the aggregate principal amount of the Commitments of such Lender outstanding on the Amendment Effective Date and (b) for the account of each other Lender, an amendment fee in an amount equal to 0.05% of the aggregate principal amount of the Commitments of such Lender outstanding on the Amendment Effective Date.  All fees shall be payable in immediately available funds and shall not be refundable.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

CEPHALON, INC.,

by
/s/ Wilco Groenhuysen
Name: Wilco Groenhuysen
Title: Sr. VP, Worldwide Finance

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by
/s/ James A. Knight
Name: James A. Knight
Title: Vice President

BANK OF AMERICA, N.A.:

by
/s/ Kevin R. Wagley
Name: Kevin R. Wagley
Title: Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH:

by
/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

By
/s/ Douglas J. Weir
Name: Douglas J. Weir
Title: Director

WACHOVIA BANK, NATIONAL ASSOCIATION:

by
/s/ Harry E. Ellis
Name: Harry E. Ellis
Title: Senior Vice President

BARCLAYS BANK PLC

by
/s/ Alicia Borys
Name: Alicia Borys
Title: Assistant Vice President

CITIZENS BANK OF PENNSYLVANIA

by
/s/ Jonathan H. Sprogell
Name: Jonathan H. Sprogell
Title: Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION

by
/s/ Christopher T. Kordes
Name: Christopher T. Kordes
Title: Senior Vice President

CEPHALON, INC.

Effectiveness Memorandum for the

Second Amendment to the Credit Agreement

March 2, 2009

We refer you to the Second Amendment dated as of February 27, 2009 (the “Second Amendment”), to the Credit Agreement dated as of August 15, 2008, as heretofore amended (the “Credit Agreement”), among Cephalon, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Second Amendment has received the consent of Lenders constituting at least the Required Lenders under the Credit Agreement. The Amendment Effective Date under the Second Amendment is March 2, 2009.